SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2005

Caraustar Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 Austell Powder Springs Road

Suite 300

Austell, Georgia 30106

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a) Caraustar Industries, Inc. owns a 50% interest in Standard Gypsum LP (“Standard”). Ernst & Young LLP (“Ernst”) has been the independent public accountant for Standard, on whose opinion Deloitte &Touche LLP (“Deloitte”) expressed reliance in its opinion on the financial statements of Caraustar Industries, Inc. Due to the increased materiality of Standard to the financial statements of Caraustar Industries, Inc., Deloitte informed Caraustar that it could no longer express reliance on Ernst in its opinion on the financial statements of Caraustar Industries, Inc., and that Deloitte needed to conduct its own audit of Standard. As a result, Caraustar asked the Board of Directors of Standard to engage Deloitte as its independent public accountant.

Accordingly, on January 18, 2005, the Board of Directors of Standard decided to engage Deloitte as the independent public accountant to audit the financial statements of Standard for the fiscal year ending January 1, 2005, and thus on that date dismissed Ernst as the independent public accountant of Standard. These decisions also were approved by the Audit Committee of the Board of Directors of Caraustar Industries, Inc.

The audit reports of Ernst on the financial statements of Standard for the fiscal years ended January 3, 2004 and December 28, 2002 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of Standard for the fiscal years ended January 3, 2004 and December 28, 2002 and through the date hereof, Standard had no disagreement with Ernst on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K .

Ernst was provided a copy of the above disclosures and was requested to furnish Caraustar Industries, Inc. with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Ernst is attached hereto as Exhibit 16.

(b) On January 18, 2005, Standard engaged Deloitte as its independent public accountants to audit Standard’s financial statements for the fiscal year ending January 1, 2005. The decision to engage Deloitte was approved by the Board of Directors of Standard and the Audit Committee of the Board of Directors of Caraustar Industries, Inc. During the fiscal years ended January 3, 2004 and December 28, 2002 and through the date hereof, Standard did not consult with Deloitte regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 19, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2005

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 19, 2005